Exhibit 99.2

 South Plains Financial  Second Quarter 2026  Earnings Presentation  July 17, 2026

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTS  This presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains”, “SPFI”, or the “Company”) and City Bank (“City Bank” or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, the impact on us and our customers of a decline in general economic conditions and any regulatory responses thereto; slower economic growth rates or potential recession in the United States and our market areas; uncertainty or perceived instability in the banking industry as a whole; increased competition for deposits in our market areas among traditional and nontraditional financial services companies, and related changes in deposit customer behavior; the impact of changes in market interest rates, whether due to a continuation of the elevated interest rate environment or future reductions in interest rates and a resulting decline in net interest income; the persistent inflationary pressures in the United States; the uncertain impacts of current and future monetary policies of the Board of Governors of the Federal Reserve System; changes in unemployment rates in the United States and our market areas; adverse changes in customer spending, borrowing and savings habits; elevated asset prices; declines in housing and commercial real estate values and prices; a deterioration of the credit rating for U.S. long-term sovereign debt or the impact of uncertain or changing political conditions, including federal government shutdowns and uncertainty regarding United States fiscal debt, deficit and budget matters; cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; severe weather, natural disasters, military conflicts (including the conflicts in the Middle East, the possible expansion of such conflicts and potential geopolitical and economic consequences), acts of terrorism, geopolitical instability, domestic civil unrest or other external events, including as a result of the impact of the policies of the current U.S. presidential administration or Congress; the impacts of tariffs, sanctions, and other trade policies of the United States and its global trading counterparts and the resulting impact on the Company and its customers; competition and market expansion opportunities; changes in non-interest expenditures or in the anticipated benefits of such expenditures; the risks related to the development, implementation, use and management of emerging technologies, including digital assets, artificial intelligence and machine learning; potential costs related to the impacts of climate change; current or future litigation, regulatory examinations or other legal and/or regulatory actions; our ability to recognize the expected benefits and synergies of our completed acquisitions; changes in accounting principles and standards, including those related to loan loss recognition under the current expected credit loss, or CECL, methodology; and changes in applicable laws, regulations, or policies in the United States. Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. Additional information regarding these factors and uncertainties to which South Plains’ business and future financial performance are subject is contained in South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations“ of such documents, and other documents South Plains files or furnishes with the SEC from time to time, which are available on the SEC’s website, www.sec.gov. Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.  NON-GAAP FINANCIAL MEASURES  Management believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations and provide both management and investors a more complete understanding of the Company’s financial position and performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition of the Company as reported under GAAP. Numbers in this presentation may not sum due to rounding.  2

 Today’s Speakers   Curtis C. Griffith Chairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979  Elected Chairman of the First State Bank of Morton board in 1984  Chairman of the Board of City Bank and the Company since 1993  Steven B. Crockett Chief Financial Officer & Treasurer  Appointed Chief Financial Officer in 2015  Previously Controller of City Bank and the Company for 14 and 5 years respectively  Began career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas  Cory T. Newsom President  Entire banking career with the Company focused on lending and operations  Appointed President and Chief Executive Officer of the Bank in 2008  Joined the Board in 2008  3

 Second Quarter 2026 Highlights  Net income for 2Q’26 was $19.0 million, compared to $14.5 million for 1Q’26  Diluted earnings per share for 2Q’26 was $0.96, compared to $0.85 for 1Q’26  Net interest margin was 4.00% for 2Q’26, compared to 4.04% for 1Q’26  Loans HFI were $3.77 billion as of June 30, 2026, compared to $3.10 billion as of March 31, 2026  Deposits totaled $4.64 billion as of June 30, 2026, compared to $4.03 billion as of March 31, 2026  Nonperforming assets to total assets was 0.19% as of June 30, 2026, compared to 0.13% as of March 31, 2026  Tangible book value (non-GAAP) per share(2) was $29.57 as of June 30, 2026, compared to $29.65 as of March 31, 2026  Completed the merger of BOH Holdings, Inc. (“BOH”) with and into South Plains and the merger of BOH’s wholly-owned subsidiary, Bank of Houston, with and into City Bank, all effective on April 1, 2026  4  Source: Company documents  Net interest margin is calculated on a tax-equivalent basis  Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP  Loans Held for Investment  (“HFI”) $3.77 B  Average Yield on Loans  6.81%  Net Income   $19.0 M  EPS - Diluted  $0.96  Net Interest Margin (1)  (“NIM”) 4.00%  Total Deposits  $4.64 B  Return on Average Assets (“ROAA”) 1.44%  Efficiency Ratio   61.59%  Second Quarter 2026

Attractive Markets Poised for Organic Growth

South Plains Financial, Inc.

Dallas / Ft. Worth

- ✓ Largest MSA in Texas and fourth largest in the nation
- ✓ Steadily expanding population that accounts for over 26% of the state's population
- ✓ Created the third most new jobs of any metro area in the U.S. in 2024
- ✓ Generated more than $790 billion in GDP in 2024 accounting for ~30% of Texas' total GDP

Permian Basin

- ✓ The Permian Basin is the largest oil producing region in the U.S., spanning West Texas and southeastern New Mexico
- ✓ Current oil production of ~6.6 million barrels per day, representing ~48% of total U.S. production
- ✓ Top operators in the region include ExxonMobil, Chevron, Occidental Petroleum, ConocoPhillips and EOG Resources

Houston

- ✓ Second largest MSA in Texas and fifth largest in the nation
- ✓ The 6th largest metro economy in the U.S.
- ✓ Would rank as the 21st largest economy in the world with GDP of more than $750 billion in 2024
- ✓ Called the "Energy Capital of the World," the area also boasts the world's largest medical center and busiest port in the U.S. in 2025

Lubbock

- ✓ 11th largest Texas city with a population exceeding 360,000 people
- ✓ Major industries in agribusiness, education & research, and healthcare & life sciences, among others
- ✓ More than 53,000 college students enrolled with ~14,000 graduates annually
- ✓ A large share graduate with degrees in healthcare, engineering, agriculture and business providing a strong labor pool

DFW and Houston data from the BEA, BLS and US Census Bureau
Permian Basin Data from the U.S. EIA
Lubbock data from US Census Bureau, Dallas Fed, and St. Louis Fed

5

Loan Portfolio  2Q’26 Highlights  Loans HFI increased by $667.3 million from 1Q’26, primarily resulting from:  $631.9 million in loans from the Bank of Houston acquisition  $35.4 million of organic loan growth   The average yield on loans was 6.81% for 2Q’26, compared to 6.83% for 1Q’26. Problem loan interest and fee recoveries impacted loan yields as noted:  1Q’26 - $545 thousand; +7 bps  3Q’25 - $640 thousand; +8 bps  2Q’25 - $1.7 million; +23 bps  Total Loans HFI  $ in Millions  6  Source: Company documents     $3,771

 Major Metropolitan Market Loan Growth  2Q’26 Highlights  Loans HFI in our major metropolitan markets(1) increased $682 million in 2Q’26 as compared to 1Q’26 largely due to:   $632 million in loans from the Bank of Houston acquisition  $50 million of organic loan growth   Bank of Houston has provided important scale in Houston, Texas - one of the fastest growing MSAs in the country  Our major metropolitan market loan portfolio represents 44.7% of the Bank’s total loans HFI on June 30, 2026  Total Metropolitan Market(1) Loans  $ in Millions  7  5.00%  Source: Company documents  (1) The Bank defines its “major metropolitan markets” to include Dallas, Houston and El Paso, Texas

 Loan HFI Portfolio  Loan Mix  Loan Portfolio ($ in millions)     Commercial C&D  $  201.3  Residential C&D     282.6  CRE Owner/Occ.  538.9  Other CRE Non Owner/Occ.     761.4  Multi-Family     229.8  C&I     563.3  Agriculture     154.6  1-4 Family     714.0  Auto     263.8  Other Consumer     61.1        Total  $  3,770.8  Fixed vs. Variable Rate   8  Source: Company documents  Data as of June 30, 2026

 Non-Owner Occupied CRE Portfolio  9  Details  NOO CRE was 39.1% of loans HFI, an increase from 37.3% at March 31, 2026  NOO CRE portfolio is made up of $993.5 million of income producing loans and $481.6 million of construction, acquisition, and development loans  Estimated weighted average LTV of income-producing NOO CRE was 57%  Office NOO CRE loans were 4.9% of loans HFI and had a weighted average LTV of 56%  NOO CRE loans past due 90+ days or nonaccrual: 17 basis points of portfolio  NOO CRE(1) Sector Breakdown  Source: Company documents  Data as of June 30, 2026  (1) Non-owner occupied commercial real estate (“NOO CRE”)  Property Type ($ in millions)     Income-producing:   Multi-family  $  229.8   Retail  277.2   Office     182.9   Industrial     160.4   Storage facilities  45.6   Hospitality     41.5   Other     56.1  Construction, acquisition, and development:      Residential construction     143.2   Other     338.4        Total  $  1,475.1

 Indirect Auto Overview  Indirect Auto Highlights  Indirect auto loans increased to $246.7 million on June 30, 2026, compared to $238.3 million on March 31, 2026  Strong credit quality in the sector, positioned for resiliency across economic cycles(1):  Super Prime Credit (>719): $175.6 million  Prime Credit (719-660): $43.0 million  Near Prime Credit (659-620): $13.3 million  Sub-Prime Credit (619-580): $6.0 million  Deep Sub-Prime Credit (<580): $8.8 million  Loans past due 30+ days: 24 bps of the portfolio  Non-car/truck (RV, boat, etc.): less than 1% of this portfolio  Indirect Auto Credit Breakdown  10  Source: Company documents  Data as of June 30, 2026  (1) Credit score level most recently obtained

 Noninterest Income Overview  Noninterest Income  $ in Millions  2Q’26 Highlights  Noninterest income was $14.1 million for 2Q’26, compared to $11.3 million for 1Q’26; increase primarily due to:  An increase of $929 thousand in mortgage banking revenues, mainly because of improved mortgage originations during the quarter   An increase of $894 thousand in bank card services and interchange revenue, mainly because of continued growth in customer card usage and incentives received during the period  Of note, there was an $801 thousand loss in a Small Business Investment Company (“SBIC”) investment during 1Q’26, which lowered other noninterest income in that period   11  Source: Company documents  Note: Mortgage servicing rights fair value (“MSR FV”)

 Mortgage Banking Revenue  Mortgage Servicing Rights Adjustments  $ in Thousands  2Q’26 Highlights  The increase of $929 thousand in mortgage banking revenues was mainly a result of improved mortgage originations during the quarter  In 2Q’26, MSRs were written up by $515 thousand as compared to a write up of $250 thousand in 1Q’26   12  Source: Company documents  Note: Mortgage servicing rights (“MSR”); Mortgage Banking Revenue (“MBR”); MSR Fair Value (“MSR FV”)     2Q’26  1Q’26  4Q'25  3Q'25  2Q'25  Mortgage Banking Revenue  $  4,847  3,918  2,390  2,575  3,606                       MSR FV Adj.  $  515  250  (665)  (925)  (156)           MBR Excluding MSR FV Adj  $  4,332  3,668  3,055  3,500   3,762           MSR FV Adj. QoQ Delta  $  265  915  260  (769)  1,429

 Diversified Revenue Stream  Six Months Ended June 30, 2026  Total Revenues  $118.6 million  Noninterest Income  $25.4 million  13  Source: Company documents

 Net Interest Income and Margin  Net Interest Income & Margin(1)   $ in Millions  2Q’26 Highlights  Net interest income (“NII”) of $50.3 million, compared to $42.9 million in 1Q’26  Interest income was $75.0 million as compared to $62.6 million in 1Q’26. The $12.4 million increase was largely due to BOH’s $667 million of interest earning assets  NIM, was 4.00% in 2Q’26, compared to 4.04% in 1Q’26. Problem loan interest and fee recoveries impacted NIM as noted:  1Q’26 - $545 thousand; +5 bps  3Q’25 - $640 thousand; +6 bps  2Q’25 NIM - $1.7 million; +17 bps  14  3.54%  Source: Company documents  (1) Net interest margin is calculated on a tax-equivalent basis  $50.3

 Deposit Portfolio  Total Deposits  $ in Millions  2Q’26 Highlights  Total deposits increased $613.0 million from 1Q’26, largely due to:  $595.6 million in deposits from the Bank of Houston acquisition  $17.4 million of organic deposit growth   Cost of interest-bearing deposits increased to 2.74% from 2.64% in 1Q’26  Cost of deposits was 208 basis points for 2Q’26, compared to 197 basis points for 1Q’26  Noninterest-bearing deposits to total deposits were 24.8% at June 30, 2026  15  Source: Company documents     $4,641

 Granular Deposit Base & Ample Liquidity  Total Borrowing Capacity  $2.1 Billion  16  Total Deposit Base Breakdown  Average deposit account size is approximately $43 thousand  City Bank’s percentage of estimated uninsured or uncollateralized deposits is 29% of total deposits  City Bank had $2.1 billion of available borrowing capacity through the Federal Home Loan Bank of Dallas (“FHLB”) and the Federal Reserve Bank of Dallas (“FRB”)  No new borrowings utilized from these sources during 2Q’26. Existing Bank of Houston FHLB borrowings of $15 million were repaid during the quarter  Source: Company documents  Data as of June 30, 2026

 Credit Quality  2Q’26 Highlights  Nonperforming Ratios  Net Charge-Offs to Average Loans  ACL(1) to Total Loans HFI  17  Provision for credit losses of $350 thousand compared to $260 thousand in 1Q’26  Classified loans of $80.3 million compared to $43.3 million at March 31, 2026, predominately from BOH acquired loans, in line with expectations at closing. Our credit team is actively working these loans.   Nonperforming loans increased $4.4 million from March 31, 2026; ratio of nonperforming loans to total loans of 0.25%  Source: Company documents  Allowance for Credit Losses (“ACL”)

 Investment Securities  2Q’26 Highlights  Investment securities totaled $555.4 million, a $47.4 million decrease from 2Q’26  All securities are classified as available for sale  All municipal bonds are in Texas; fair value hedges of $117 million  All MBS, CMO, and Asset Backed securities are U.S. Government or GSE  Duration of the securities portfolio was 6.27 years at June 30, 2026  2Q’26 Securities Composition  $602.9  million  Securities & Cash  $ in Millions  18  Source: Company documents

 Noninterest Expense and Efficiency  2Q’26 Highlights  Noninterest expense increased $4.3 million from 1Q’26, largely attributable to:  An increase in core operating expenses related to the Bank of Houston acquisition and higher incentive-based compensation expense  There was ~$1.1 million of acquisition-related expenses in 2Q’26, compared to $1.5 million in 1Q’26  Efficiency ratio of 61.6% in 2Q’26, compared to 65.3% in 1Q’26  19  Source: Company documents

 Balance Sheet Growth and Development  Balance Sheet Highlights  $ in Millions  Tangible Book Value Per Share(1)  20  Source: Company documents  (1) Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP

 Strong Capital Base  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  21  Source: Company documents  Note: There was a decline in Total Capital at September 30, 2025 as a result of the redemption of $50 million in subordinated debt that was previously included in Tier 2 capital.  (1) Tangible common equity to tangible assets ratio is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP      Tangible Common Equity to Tangible Assets Ratio(1)

 Merger with BOH Holdings, Inc. Completed  Building a Bank for the Future  Houston  Odessa  Austin  Midland  > 1.4%  Situated in some of the highest growth markets in the country  Projected 5-Year Population CAGR  > 1.0%  TX  NM  Lubbock  Dallas  South Plains Branch  (24)  BOH Branch  (2)  22  Strengthens Position in Houston Market  Enhances a top-tier community banking presence in Houston, one of the fastest-growing MSAs in the U.S.  Creates a more balanced, diversified Texas franchise  Expands SPFI’s commercial and private banking relationships across Houston and surrounding counties  11% accretive to EPS with tangible book value earnback under 3 years  Drives improved profitability metrics and enhances long-term shareholder value  Well-structured transaction providing attractive valuation and low execution risk  Financially Compelling Transaction  Preserves a shared focus on relationship-based client service  Provides leadership depth to support continued expansion across high-growth markets  Strong cultural compatibility ensuring smooth integration and sustained franchise momentum  Adds Key Talent With Aligned Community Values  Source: Company documents

 SPFI’s Core Purpose and Values Align Centered on Relationship-Based Business  Our Core Purpose is:   To use the power of relationships to help people succeed and live better  HELP ALL STAKEHOLDERS SUCCEED  Employees  great benefits and opportunities to grow and make a difference.  Customers  personalized advice and solutions to achieve their goals.  Partners  responsive, trusted win-win partnerships enabling both parties to succeed together.  Shareholders  share in the prosperity and performance of the Bank.  THE POWER OF RELATIONSHIPS  At SPFI, we build lifelong, trusted relationships so you know you always have someone in your corner that understands you, cares about you, and stands ready to help.   LIVE BETTER  We want to help everyone live better.   At the end of the day, we do what we do to help enhance lives. We create a great place to work, help people achieve their goals, and invest generously in our communities because there’s nothing more rewarding than helping people succeed and live better.   23

 Appendix  24

 Non-GAAP Financial Measures  25  Source: Company documents  $ in thousands, except per share data  For the quarter ended     June 30,  2026     March 31,   2026     December 31,  2025     September 30,  2025     June 30,  2025  Pre-tax, pre-provision income  Net income  $  18,992  $  14,545  $  15,254  $  16,318  $  14,605  Income tax expense  5,286  3,816  3,832  4,342  4,020  Provision for credit losses  350  260  1,775  500  2,500  Pre-tax, pre-provision income  $  24,628  $  18,621  $  20,861  $  21,160  $  21,125  As of      June 30,  2026     March 31,   2026     December 31,  2025     September 30,  2025     June 30,   2025  Tangible common equity                                            Total common stockholders’ equity  $  629,765     $  504,939     $  $ 493,837     $  $ 477,802     $  $ 454,074  Less:  goodwill and other intangibles     (72,715)        (20,327)        (20,448)        (20,580)        (20,732)                                               Tangible common equity  $  557,050     $  484,612     $  $ 473,389     $  $ 457,222     $  $ 433,342                                               Tangible assets                                            Total assets  $  5,391,206     $  4,646,374     $  $ 4,480,500     $  $ 4,479,437     $  $ 4,363,674  Less:  goodwill and other intangibles     (72,715)        (20,327)        (20,448)        (20,580)        (20,732)                                               Tangible assets  $  5,318,491     $  4,626,047     $  $ 4,460,052     $  $ 4,458,857     $  $ 4,342,942                                               Shares outstanding     18,839,105        16,342,219        16,293,577        16,247,839        16,230,475                                   Total stockholders’ equity to total assets     11.68%     10.87%     11.02%     10.67%     10.41%  Tangible common equity to tangible assets     10.47%     10.48%     10.61%     10.25%     9.98%  Book value per share  $  33.43  $  30.90  $  30.31  $  29.41  $  27.98  Tangible book value per share  $  29.57  $  29.65  $  29.05  $  28.14  $  26.70